Exhibit 23.4


                             ENGINEER'S CONSENT


We consent the reference to our appraisal report for Devon Energy
Corporation as of the years ended December 31, 1996 and 1997, incorporated herein by reference.





                      /s/  AMH GROUP LTD.


November 6, 1998